UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2022

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	CQP	NYSE American
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On February 22, 2022, the Board of Directors of Cheniere Energy Partners GP, LLC (“Cheniere GP”), the general partner of Cheniere Energy Partners, L.P. (the “Partnership”), appointed David Slack, the current Vice President, Corporate Controller of Cheniere GP, as Vice President and Chief Accounting Officer, effective February 28, 2022 (the “Effective Date”). Mr. Slack will replace Leonard (Len) Travis, who will no longer serve in the role of Senior Vice President and Chief Accounting Officer of Cheniere GP effective upon the Effective Date. The Partnership appreciates the commitment and leadership Mr. Travis has provided these past 8 years and wishes him well.

Mr. Slack, 41, joined Cheniere Energy, Inc. (“Cheniere”) in 2014. He will also serve as Vice President and Chief Accounting Officer of Cheniere, as of the Effective Date. He has served as Vice President, Corporate Controller, since March 2021. Prior to that role, he served as Director, Financial Reporting and Technical Accounting from August 2015 to February 2021, and Manager, Technical Accounting from May 2014 to August 2015. Mr. Slack began his career in public accounting and advisory with Deloitte Touche Tohmatsu Limited and its network of member firms and their related entities, where he held several positions of increasing responsibility from July 2004 to May 2014. Mr. Slack received his Bachelor of Science, Business Administration and Master of Accounting from the University of North Carolina at Chapel Hill. He is a Certified Public Accountant in the state of Texas.

There are no arrangements or understanding between Mr. Slack and any other persons pursuant to which he was appointed as Vice President and Chief Accounting Officer and no family relationship among any of Cheniere GP's directors or executive officers and Mr. Slack. Mr. Slack is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

		By:	CHENIERE ENERGY PARTNERS GP, LLC,
Its general partner

Date:	February 25, 2022	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer